Exhibit 10.2
ACE American Insurance Company

Insolvency & Default Credit Insurance (Risks Attaching) Multi-Buyer Aggregate Excess of Loss Policy

Sections

A	Insuring clause	Page 1

B	Definitions	Page 2

C	Exclusions	Page 5

D	Conditions precedent	Page 5

E	Overdues and claims conditions	Page 7

F	General conditions	Page 9

Notes To Policy Interpretation

In this Policy, the Policy Schedule and any endorsements to this Policy, unless the context requires it otherwise:

(1)	The singular imports the plural and vice versa.

(2)	The indefinite article imports the definite article and vice versa.

(3)	Terms shown in the title case bear the meaning specified in section B., Definitions.

(4)	Headings are inserted for the propose of convenient reference only and are not deemed part of the Policy.

A.	Insuring clause

In consideration of the payment of the Premium, subject to the statements made to the Company by the Insured and in strict accordance with the Policy Schedule and endorsements made as part of the Policy and its terms and conditions, the Company agrees to indemnify the Insured for the Insured Percentage of Loss in excess of the Deductible, incurred in connection with Eligible Shipments and caused directly by Insolvency or Default, up to the applicable Limits of Liability.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B.	Definitions

In this Policy, the Policy Schedule and any endorsements to this Policy, the following terms shall have the following meanings unless the context requires otherwise.

1.
Buyer shall mean a duly organized and legally existing corporation, proprietorship, partnership, person or other legal entity in the Buyer's Country with whom the Insured has entered into a Contract of Sale.

The term Buyer shall include where applicable:

(a)	its Group; and

(b)	its guarantor.

2.	Buyer's Country shall mean the country specified in the Policy Schedule or in an endorsement to this Policy from which the Buyer is obliged to pay the Insured under the terms of the Contract of Sale.

3.	Collection Costs shall mean direct, reasonable and necessary third-party costs incurred in pursuing or obtaining Recoveries.

4.	Company shall mean ACE American Insurance Company.

5.	Confirmation of Debt shall mean the following:

In the case of Insolvency:

(a)
written confirmation from the trustee in bankruptcy, liquidator or equivalent (as may be required by laws or regulations in force in the Buyer’s Country), of the amount ranking against the insolvent estate of the Buyer in respect of amounts owing to the Insured; or

(b)
written confirmation as at the date of appointment from the receiver, administrative receiver, nominee or equivalent (as may be required by laws or regulations in force in the Buyer’s Country), of the amount shown as due to the Insured in the financial records of the Buyer.

In the case of Default:

a final and unappealable judgment or arbitration award in favor of the Insured from the appropriate court or arbitration tribunal having jurisdiction over the Buyer’s business and evidence to the Company’s satisfaction of action which the Insured has taken to enforce the judgment or award.

6.	Contract Currency shall mean the currency in which the Buyer is obliged to pay the Insured under the terms of the Contract of Sale

7.	Contract of Sale shall mean the written agreement, order form, invoice or other written document customarily used by the Insured to evidence the contract between the Insured and the Buyer.

8.
Country Limit of Liability shall mean the amount stated in the Policy Schedule or an endorsement to this Policy which is the maximum liability of the Company for all Losses in a Buyer’s Country in any one Policy Period.

9.	Credit Limit shall mean the maximum amount of credit approved to be outstanding from the Buyer at any one time, excluding sales, value-added or other taxes, and shall be:

(a)
where the total amount of credit approved is equal to or below the Discretionary Credit Limit, the written limit for the Buyer established by the Insured in accordance with its Credit Management Procedures; or

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)	where the total amount of credit approved is above the Discretionary Credit Limit, the limit specified in writing by the Company for that Buyer and evidenced by an endorsement to this Policy; and

(c)
in respect of (a) or (b) above, where a Buyer is part of a Group, the limit for the Group, which shall be the approved aggregated credit exposure limit for all Buyers which are part of the Group, jointly.

10.
Credit Management Procedures shall mean the representations made by the Insured to the Company that describe its credit management procedures. This includes the Credit Procedures Questionnaire and all relevant documentation on file with the Company.

11.	Date of Loss shall mean the date on which either Insolvency or Default occurs whichever is the earlier.

12.
Deductible shall mean the amount specified in the Policy Schedule or an endorsement to this Policy, which is the aggregate amount of Losses that exceed the Non-Qualifying Loss Amount which the Insured shall retain for its own account.

13.
Default shall mean the failure of the Buyer including any guarantor to pay in whole or in part the amount owing under a Contract of Sale at the end of one hundred and eighty (180) days from the Due Date.

14.
Discretionary Credit Limit shall mean the amount specified in the Policy Schedule or an endorsement to this Policy which is the maximum Credit Limit the Insured may establish for a Buyer in accordance with its Credit Management Procedures without obtaining a written Credit Limit from the Company evidenced by endorsement to this Policy.

15.	Due Date shall mean the original date payment is required to be made by the Buyer to the Insured under the terms of the Contract of Sale.

16.
Eligible Shipments shall mean any and all Shipments of Goods Insured made to the Buyer during the Policy Period pursuant to a Contract of Sale, delivered as required under the contract and sold for Contract Currency.  The value of Eligible Shipments shall exclude sales, value-added or other taxes.

17.	Goods Insured shall mean goods and/or services specified in the Policy Schedule or an endorsement to this Policy.

19.
Group shall mean the Buyer and all companies and other entities controlling, controlled by, or under common control with the Buyer, where “control” means ownership directly or indirectly of more than fifty percent (50%) of the voting share capital.

20.	Insolvent/Insolvency shall mean any of the following:

(a)	when a Buyer including any guarantor shall:

enter into; and/or itself apply for; and/or call meetings of members and/or partners and/or creditors with a view to	one or more of
a moratorium or postponement of debt,
a winding up of the buyer,
an interim order, administration,
liquidation (of any kind including provisional),
bankruptcy (including appointment of an
interim receiver, liquidator, trustee,
assignee or similar person who has been
appointed to manage the buyer’s affairs),
composition, and/or
arrangement (whether under deed or
otherwise) with creditors

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)	when a court of competent jurisdiction or other governmental authority has declared the buyer bankrupt or insolvent; or

(c)
such conditions or events as exist under the laws of jurisdictions outside the United States, which, in the opinion of the Company, would have a substantially similar effect to any of the foregoing actions.

21.	Insured shall mean the person or organization specified in the Policy Schedule or an endorsement to this Policy.

22.	Insured Percentage shall mean the percentage specified in the Policy Schedule or an endorsement to this Policy.

23.	Limits of Liability shall collectively mean: Credit Limit, Country Limit and Policy Limit of Liability.

24.	Local Currency shall mean the official currency of the Buyer's Country.

25.
Loss shall mean the aggregate amount of Eligible Shipments where the amount exceeds the Non-Qualifying Loss Amount, including non-penalty interest, if any, accrued and unpaid to the original Due Date, excluding any:

(a)	discounts or other similar allowances and concessions; and/or

(b)
amounts which prior to the Date of Loss the Insured has received from any source whatsoever as or towards payment for the Eligible Shipments, including realization of any security and recovered or returned goods and resale of the goods; and/or

(c)	expenses saved by the Insured by the non-payment of agent's commissions, non-fulfillment of the Contract of Sale or otherwise; and/or

(d)	amounts which the Buyer would have been entitled to deduct by way of credit, set-off or counterclaim against the Insured; and/or

(e)	sales, value-added, or other taxes.

26.	Maximum Extension Period shall mean the number of consecutive calendar days from the original Due Date as specified in the Policy Schedule or an endorsement to this Policy.

27.
Maximum Terms of Payment shall mean the longest initial period of credit and the minimum security for payment that the Insured may grant to the Buyer as specified in the Policy Schedule or an endorsement to this Policy.

28.	Non-Qualifying Loss Amount shall mean the amount specified in the Policy Schedule or an endorsement to this Policy.

29.
Policy Currency shall mean the currency specified in the Policy Schedule or an endorsement to this Policy in which the Premium is payable and the applicable Limits of Liability, the Non-Qualifying Loss Amount and the Deductible are stated.

30.
Policy Limit of Liability shall mean the amount specified in the Policy Schedule or an endorsement to this Policy and which is the Company's maximum liability for the aggregate of all Losses insured under the Policy.

31.	Policy Period shall mean the period the Policy is in force as specified in the Policy Schedule or an endorsement to this Policy.

32.	Premium shall mean the premium payable in respect of the Policy as specified in the Policy Schedule or in an endorsement to this Policy.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

33.
Recoveries shall mean any monies, securities, guarantees, rights, remedies, advantages or concessions held by the Insured or available to the Insured after the Date of Loss for the purpose of reducing a Loss.

34.
Shipment shall mean the delivery of goods and/or services to a Buyer, which shall be deemed to take place when the goods have left the control of the Insured for the purpose of delivery to a Buyer and/or when the services have been performed and invoiced to the Buyer.

35.
Waiting Period shall mean the number of consecutive calendar days from the Date of Loss that must elapse before any Loss is payable under the Policy and which shall be thirty (30) days after the Company has received satisfactory Confirmation of Debt.

C.	Exclusions

The following Losses are excluded and no indemnity shall be payable under the Policy in respect of any Loss caused by any of the following:

1.	Wrongful, willful or dishonest acts and/or omissions of the Insured or its agents.

2.
Disputes between the Insured and the Buyer, unless and until each dispute shall have been finally resolved and the sum due to the Insured shall be a valid and legally enforceable indebtedness of the Buyer, its administrator, receiver, liquidator or other legally appointed supervisor, or its successor in interest.

3.	Failure of the Insured or its agents to comply with the applicable laws and regulations for the acquisition and transfer of Contract Currency.

4.
Failure by the Insured or the Buyer to obtain any import or export license or other authorization necessary for the performance of the Contract of Sale unless a previously valid import or export license or other authorization has been withdrawn after the date of Shipment.

5.	Failure of the Insured to fulfill any of the terms and conditions of the Contract of Sale with a Buyer.

6.	Insolvency or financial default of:

(a)	any party except the Buyer; or

(b)	any company and/or other entity in which the Insured has an ownership interest and/or a director or partner in common.

7.	Nuclear reaction or nuclear radiation or radioactive contamination.

8.	War between or among any of the following countries: the People's Republic of China, France, the United Kingdom, the Russian Federation and/or the United States of America.

This Policy does not cover:

9.
Contracts with a government owned entity of the country of the Insured, being the central government or one of its ministries, departments, agencies, instrumentalities and/or a regional or local authority and/or a nationalized undertaking, unless specifically approved in writing by the Company and evidenced by endorsement to this Policy.

10.	Shipments made to any Buyer that, as at inception of the Policy,

(a)	is Insolvent, or,

unless otherwise agreed to in writing by the Company,

(b)	is more than [***] days overdue in any payment obligation to the Insured [***] within the Maximum Extension Period is established, or

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)	for whom the Insured has rescheduled or extended the Due Date of any payment obligation 12-months prior to inception of the Policy, or

(d)	the Insured is aware or should be aware to be in financial difficulties prior to inception of the Policy.

Payment obligations that are disputed by the Buyer in writing will not be considered overdue for the purpose of this clause.

11.	Losses arising in any country not specified in the Policy Schedule or in an endorsement to this Policy.

12.	Any debts that are purchased or otherwise acquired by the Insured from any entity unless agreed in writing by the Company and evidenced by an endorsement.

13.	Any post-maturity, penalty or other interest accrued on balances unpaid after the original Due Date.

D.	Conditions precedent

The following are conditions precedent to any liability of the Company under the Policy.

1.	The Proposal Form, Credit Procedures Questionnaire

The Insured has completed a Proposal Form and the Credit Procedures Questionnaire, which, together with any attachments and additional information, are accurate and complete in all material respects and are in consequence incorporated into the Policy as its basis.

2.	No knowledge of potential Loss

At inception of the Policy the Insured has no knowledge or information of any matter, fact or circumstance which is likely to give rise to a Loss hereunder which has not been disclosed in writing to the Company.

3.	Credit Management Procedures

The Insured shall adhere to the Credit Management Procedures and shall consistently follow these procedures to determine that a Buyer has both the financial capacity to meet its payment obligations and a record of meeting similar obligations on a timely basis, and that it will not vary or change its Credit Management Procedures in any material way without obtaining the Company's written approval. Any joint Insured added by endorsement to this Policy is subject to the same Credit Management Procedures.

4.	Due diligence

The Insured shall at all times act prudently and as though uninsured, use due diligence and do and concur in doing all things reasonably practicable to avoid or diminish any Loss and act in accordance with any directions that the Company shall reasonably give.

5.	Insured’s retention

To retain for its own account and uninsured any amount which exceeds the amount that the Company is liable to pay to the Insured under the Policy, including Losses to the amount of the Deductible, Losses below the Non-Qualifying Loss Amount, the uninsured percentage of any Loss and any Losses in excess of the Policy Limit of Liability.

The following are conditions precedent to the Company’s liability in respect of individual claims.

6.	Confidentiality

The Insured shall not disclose the existence of the Policy, at any time, either before or after a Loss occurs and whether before or after the expiry of the Policy, to any third party other than to its own professional, financial and legal advisors, without the prior consent of the Company.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.	Invoicing

The Insured shall invoice the Buyer, in respect of goods, within [***] of Shipment and, in respect of services, within [***] of rendering the service.

8.	Contract of Sale

The Contract of Sale must specify the nature and quantity of the goods and/or services to be sold, the Contract Currency and the terms of payment.

9.	Terms of payment

The Insured shall not extend to the Buyer terms of payment greater than or with security less than the Maximum Terms of Payment.

10.	Credit Limit

Where the Buyer is part of a Group, the Insured shall approve an aggregated credit exposure limit for the Group in addition to an individual limit for each company and/or other entity.

11.	Guarantor

Where the Buyer includes a guarantor, any guarantee must be valid and effective and the Insured shall enforce payment under it.

12.	Observance of law

The Insured shall observe and comply with all laws and regulations of the Insured's and the Buyer's Country of which it should reasonably be aware, unless and until prohibited from so complying by a law, order, decree or regulation in force in the Insured's or the Buyer's Country.

E.	Overdues and claims conditons

The following are further conditions precedent to the Company’s liability in respect of individual claims.

1.	Reporting procedures

(a)	Overdue Accounts

The Insured shall notify the Company of all debts overdue by more than the Maximum Extension Period as at the end of each month, by providing a report thereof within ten (10) working days of the end of each month.

(b)	Adverse Information and Potential Losses

Where the Insured has knowledge of any information or circumstance which indicates that the Buyer may not be able to perform or comply with their payment obligations to the Insured under a Contract of Sale, or circumstances which may reasonably be expected to result in a Loss, the Insured shall notify the Company in writing immediately upon becoming aware of this information or circumstance, irrespective of whether the Buyer is overdue in any payment obligation to the Insured.

2.	Cease Shipments

The Insured shall not incur any further exposure following the occurrence of an event or circumstances that may reasonably be expected to result in a Loss and to any Buyer that becomes Insolvent.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The Company has no liability for further Shipments made to any Buyer:

(a)	if on the date of Shipment, any amount owing is overdue more than 60-days unless postponed in accordance with 3. Postponement of Due Date, below; and/or

(b)	if a payment is not made on a Due Date postponed in accordance with 3. Postponement of Due Date, below.

3.	Postponement of Due Date

The Insured shall not postpone, reschedule, extend (including by the use of payment plans), accelerate or otherwise change any Due Date without the prior written consent of the Company.

However, in the event that a Buyer is unable or unwilling to make a payment on the original Due Date, the Insured may grant without the prior written consent of the Company one postponement to the Buyer for a period not exceeding the Maximum Extension Period, provided that:

(a)
the Due Date is not evidenced by any of the following: bill of exchange, promissory note, cash against documents terms, documentary sight draft, documents against payments transaction or payment under a letter of credit; and

(b)	the Insured knows no adverse information on the Buyer; and

(c)	the request for extended terms is made shortly before or after the original Due Date.

In the event of the Insured agreeing to a postponement in this way, the new Due Date shall become the Due Date for all purposes under the Policy.

Payment obligations that are disputed by the Buyer in writing will not be considered overdue for the purpose of this clause.

4.	Notification of Loss

The Insured shall notify the Company in writing immediately and, in no case, no later than five (5) business days, after becoming aware of a Loss.

5.	Prompt Notification and Submission of Claim

The Insured shall submit to the Company a completed Claim Form within ninety (90) days of first notifying the Company of the Loss.

The signed and completed Claim Form should be delivered to: ACE American Insurance Company, Political Risk and Trade Credit, 1133 Avenue of the Americas, 32th Floor, New York, New York 10036.

6.	Confirmation of Debt

The Insured shall provide the Company with Confirmation of Debt in a form satisfactory to the Company.

7.	Assessors and Auditors

The Company is entitled to appoint independent assessors and auditors to verify and advise the Company on all aspects of any claim including but not limited to Confirmation of Debt, the calculation of the claim amount, recovery action and Collection Costs.

8.	Calculation of Claim Amount

Losses shall aggregate towards the Deductible in chronological order according to Date of Loss.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If a claim approved on one Buyer includes Shipments made in two Policy Periods, you may request that only one policy period Deductible be applicable to the loss.  We reserve the right to determine which policy period Deductible will be utilized.

Any Loss which is less than the Non-Qualifying Loss Amount is excluded from the Policy and shall not be taken into account in applying the Deductible.

The Company will pay the Insured Percentage of the Credit Limit applicable for the Buyer on the date of Shipment in respect of Losses in excess of the Deductible, up to the Policy Limit of Liability and any applicable Country Limit of Liability, whichever is the lesser.

Where a Buyer is part of a Group, the Company’s liability shall be limited to the Insured Percentage of the Credit Limit approved individually for each entity, up to but not exceeding the approved aggregated credit exposure limit for the Group.

Where the Contract Currency is other than Policy Currency, the rate of exchange shall be the rate as offered by the Company's Wall Street Journal reference rate existing on the Due Date.

Each payment made by the Company of a Loss hereunder shall reduce the Policy Limit of Liability and all other applicable limits by the amount of each payment.

9.	Payment of Claim

In the event that the aggregate amount of Loss exceeds the Deductible, the Company shall pay the indemnity due to the Insured promptly upon the later of the Company's decision or the end of any applicable Waiting Period.

10.	Subrogation

The Insured shall subrogate and assign to the Company all rights, title and interest with respect to all Losses, including those in respect of any Loss which has aggregated towards the Deductible, which are the subject of a claim and all related security interests and claims against third parties. Should the Company so request, the Insured shall retain legal title to any interests or rights to which the Company is entitled

The Insured shall not permit, insofar as it is within its power, any receivables and/or other sources of recovery to which the Company shall be subrogated to be subject to any lien, security interest, or other third party claim superior to that of the Company.

11.	Recoveries

The Insured shall pursue any available Recoveries and shall secure compensation for any  Loss insured under the Policy and at all times shall act in accordance with all directions as the Company shall reasonably give. The provisions of this Condition shall apply equally before and after payment of a Loss by the Company.

Any Recoveries shall immediately be remitted to the Company and until so remitted shall be held in trust by the Insured for the Company. After receipt by the Company, Recoveries shall be divided between the Insured and the Company as follows:

(a)	to reimburse the Company’s Collection Costs

(b)
to the accounts of the insured and the Company in the same proportion that the principal amount of the claim payment bears to the total outstanding principal liability of the Buyer. This proportion applies to Recoveries without regard to whether such application results in the Company receiving an amount which is in excess of their claim payment(s).

For any Recoveries received in a currency other than Policy Currency, the rate of exchange shall be the Wall Street Journal reference rate on the date that cleared funds are received into the account of the Insured, or of the Company where paid directly to the Company.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.	Deductible Reinstatement

Amounts recovered in respect of any Loss retained by the Insured below the Deductible shall reinstate the Deductible by the amount of the recovery.

13.	Collection Costs

The Company will pay Collection Costs, provided they have been specifically authorized in advance and in writing by the Company.  The amount shall not exceed the Insured Percentage of the Collection Costs and, if the total debts owed to the Insured by the Buyer exceed the Credit Limit, the amount of Collection Costs to which the Insured Percentage may be applied will be reduced in the proportion that the Insured Percentage of the Credit Limit bears to the total debts owed.

Any costs incurred in currency other than Policy Currency shall be converted into Policy Currency at the Wall Street Journal reference rate existing on the date when the Insured makes payment of these costs.

The Company will not contribute towards costs incurred in respect of any Loss which at the Date of Loss is less than the Non-Qualifying Loss Amount.

GENERAL CONDITIONS

1.	Set-Off

The Company shall be entitled to set off any amount payable by the Company to the Insured under the Policy against any amount that is or may become due by the Insured to the Company under the Policy.

2.	Allocation of Moneys Received Prior to the Date of Loss

Unless agreed otherwise in writing by the Company, any monies or other benefits received by or on behalf of the Insured prior to the Date of Loss in respect of Shipments of goods and/or services made by the Insured to the Buyer, shall for the purpose of the Policy be applied to the total sum outstanding to the Insured from the Buyer in the chronological order of the Due Dates.

3.	Payment of Premium

The Insured shall pay all amounts due to the Company in respect of Premium as provided in the Policy Schedule or an endorsement to this Policy which specifies the method and basis of premium calculation. The Premium will be payable in the number of installments and the amounts specified, each installment being payable to the Company on or before the dates stated. All Premiums are payable in Policy Currency. The Company shall not be liable for Loss until and unless Premiums due are paid.

4.	Non-cancelable Policy

This Policy may not be cancelled by any party, except that:

(a)
the Company may cancel for non-payment of Premium, in which case the Policy shall be cancelled retroactively to the start of the period for which the Premium is due and unpaid and all subsequent periods. No Loss shall be payable for those periods, whether suffered before or after the date the payment of Premium fell due; and

(b)	the Company may cancel with effect from the date of any change of control of the Insured; and

(c)	the Policy shall automatically terminate as to future Shipments upon the Insolvency of the Insured.

In the event that the Company chooses not to cancel, it may set off any unpaid Premium and any Premium payable but not due against amounts payable by the Company.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.	Other Insurance

This Policy shall not cover any Loss to the extent such Loss is insured, or would but for the existence of this Policy be insured, by any other insurance policy (irrespective of the inclusion in such other insurance policy of any similar limitation of coverage), whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise.

6.	Examination of documents

At the request of the Company, the officers of the Insured shall submit to examination under oath and shall produce for examination at such reasonable time and place as designated by the Company all documents in the Insured’s possession or control, whether stored physically, electronically or otherwise, which relate to any matter arising under the Policy and shall permit extracts and copies thereof to be made available without charge. The Insured shall take all reasonable steps to obtain for the Company any documents in the possession or control of a third party.

7.	Changes to Policy Terms

The terms of the Policy cannot be waived or changed except by endorsement to this Policy issued to form a part of the Policy, signed by a duly authorized representative of the Company.

8.	Aggregation of Limits of Liability

All Limits of Liability under the Policy and any preceding or future Policies, whether or not issued by the Company, for the Insured are non-cumulative regardless of the number of years the Policy or any prior, replacement or renewal Policy is in force.

9.	Non-assignment, Loss Payee

The Insured shall not assign or transfer the Policy, its benefits or obligations to any other party or person. However, the Insured may, subject to the Company’s prior written consent, designate a third party as payee in respect of any claim which may become payable hereunder.

10.	Rights of Third Parties

A person who is not party to this Policy has no rights to enforce any terms of this Policy.

11.	Giving Notice

All notices under the Policy shall be in writing and delivered to responsible officers of the parties at the addresses indicated in the Policy Schedule or an endorsement to this Policy, by facsimile or electronically.

12.	Governing Law

The Policy shall be construed under and governed by the laws of the State of New York, without reference to conflict of laws rules or principles.

13.	Dispute Resolution – Mediation and Arbitration

Any controversy or claim arising out of or relating to this Policy, or the breach thereof, including any question regarding its existence, validity or termination, shall be settled as follows:

(a)
The parties shall first consider seeking settlement of that claim or controversy by non-binding mediation.  If mediation is the course of action agreed upon by both parties, it will be administered by the American Arbitration Association under its Commercial Mediation Procedures.

(b)
If the claim or controversy is not settled by mediation within sixty (60) days of the appointment of the mediator, or such further period as the parties shall agree in writing, the claim or controversy shall be referred to and finally resolved by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)
If non-binding mediation is not agreed upon by both parties, the claim or controversy shall be referred to and finally resolved by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules.

The language to be used in the mediation and in the arbitration shall be English. In any arbitration commenced pursuant to this clause,

(i)	the number of arbitrators shall be three; and

(ii)	the seat, or legal place, of arbitration shall be New York, New York, USA.

The award rendered by the arbitrators shall be final and binding upon all parties and judgment thereon may be entered in any court having appropriate jurisdiction.

14.	Change of Control

The Insured shall notify the Company immediately in writing if, during the PolicyPeriod, it consolidates or merges with, or sells all or substantially all of its assetsto any other person or entity or if another person or entity should acquirebeneficial ownership of shares having a majority or the ordinary voting power in the election of directors (‘Change of Control Event’). Upon receipt of such notice, the Company may cancel this policy effective with the date of such change in the composition or control of the Insured. If the Policy is canceled, a pro-rata return of premiums shall be made by the Company. This Policy shall continue in full force and effect as to Losses that occurred before such Change of Control Event.

IN WITNESS WHEREOF, the Company has caused this policy to be signed by its duly authorized representatives.

ACE AMERICAN INSURANCE COMPANY

436 Walnut Street, P.O. Box 1000,

Philadelphia, Pennsylvania 19106-3703

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

Named Insured Arbinet Corporation			Endorsement Number A4
Policy Symbol	Policy Number [***]	Policy Period 06/01/2010 to 06/01/2011	Effective Date of Endorsement 01 June 2010
Issued By (Name of Insurance Company) ACE American Insurance Company

Renewal, No Claims Rebate Endorsement

In consideration of the Premium paid, it is hereby understood and agreed that the Policy is amended as follows:

The Company hereby agrees to allow the Insured a rebate of [***] of the Premium stated in the Policy Schedule, subject to:

(a)	no Loss being paid in respect of the Policy Period; and
(b)	the Insured releasing the Company from liability under the Policy; and
(c)	the Policy being renewed for a further 12-month period with effect from expiry.

The Insured may choose to have payment of Losses held in suspense with the object of earning a rebate on Premium.  The Insured must no later than six months after the end of the Policy Period advise the Company of its choice as to receiving payment of the Losses held in suspense or the rebate of Premium.  The Insured shall communicate its decision to the Company in writing and such decision shall be final and irrevocable once notified to the Company.  If the Insured chooses the rebate of Premium, or fails to advise the Company in time, all claims held in suspense shall be deemed to be withdrawn and a rebate of Premium will be made

This endorsement attaches to and forms part of your Policy, which is amended only as set forth herein. It is otherwise subject to the terms and conditions of your Policy.

SIGNED FOR AND ON BEHALF OF THE COMPANY

Date: 16 June 2010

__________________________________________
ACE American Insurance Company

PW-TC10 (09/06)	© 2006	Page 1 of 1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

Named Insured Arbinet Corporation			Endorsement Number A3
Policy Symbol	Policy Number [***]	Policy Period 06/01/2010 to 06/01/2011	Effective Date of Endorsement 01 June 2010
Issued By (Name of Insurance Company) ACE American Insurance Company

Amendatory Endorsement

IF THERE IS ANY CONFLICT BETWEEN THE POLICY, OTHER ENDORSEMENTS TO THE POLICY AND THIS ENDORSEMENT, THE TERMS PROVIDING THE BROADEST COVERAGE INSURABLE UNDER APPLICABLE LAW SHALL PREVAIL.

In consideration of the Premium paid, it is hereby understood and agreed that the Policy is amended as follows:

Minimum Premium for the Policy Period shall be $273,600.00 and will be invoiced [***] as follows:

Invoice date	Invoice amount

[***]	$[***]

[***]	$[***]

[***]	$[***]

[***]	$[***]

PW-TC10 (09/06)	© 2006	Page 1 of 2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Additionally to the minimum Premium specified in Policy Schedule A, an adjustment Premium shall be calculated for all other buyers and payable as follows:

Within 30 days of the report date the Insured will provide the Company with a report in the following format:

Report date	Insured Shipments

[***]

[***]

[***]

[***]

At policy expiry, Company shall then calculate the adjustment Premium as follows

(i)	Within 30 days of the expiry of the Policy the Insured will notify the Company of the total value of Eligible Shipments made during the Policy Period.

(ii)	The total value of Eligible Shipments shall be multiplied by the Premium rate of [***].

(iii)
The minimum Premium shall then be deducted from the result of the calculation in (ii) and any positive balance, plus any Insurance Premium Tax or local equivalent for which the Insured may be liable, is due and payable to the Company on demand.

This endorsement attaches to and forms part of your Policy, which is amended only as set forth herein. It is otherwise subject to the terms and conditions of your Policy.

SIGNED FOR AND ON BEHALF OF THE COMPANY

Date: 16 June 2010

__________________________________________________
ACE American Insurance Company

PW-TC10 (09/06)	© 2006	Page 2 of 2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

Named Insured Arbinet Corporation			Endorsement Number A2
Policy Symbol	Policy Number [***]	Policy Period 06/01/2010 to 06/01/2011	Effective Date of Endorsement 01 June 2010
Issued By (Name of Insurance Company) ACE American Insurance Company

Amendatory Endorsement

IF THERE IS ANY CONFLICT BETWEEN THE POLICY, OTHER ENDORSEMENTS TO THE POLICY AND THIS ENDORSEMENT, THE TERMS PROVIDING THE BROADEST COVERAGE INSURABLE UNDER APPLICABLE LAW SHALL PREVAIL.

In consideration of the Premium paid, it is hereby understood and agreed that Definition 5 Confirmation of Debt is hereby amended to read as follows:

5.	Confirmation of Debt shall mean the following:

In the case of Insolvency:

(b)
written confirmation from the trustee in bankruptcy, liquidator or equivalent (as may be required by regulations in force in the Buyer’s Country), of the amount ranking against the insolvent estate of the Buyer in respect of amounts owing to the Insured; or

(c)
written confirmation as at the date of appointment from the receiver, administrative receiver, nominee or equivalent (as may be required by regulations in force in the Buyer’s Country), of the amount shown as due to the Insured in the financial records of the Buyer.

PW-TC10 (09/06)	© 2006	Page 1 of 3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In the case of Default:

A judgement in favour of the Insured from the appropriate court having jurisdiction over the Buyer’s affaires and, unless otherwise agreed by the Company, evidence to the Company’s satisfaction of action which the Insured has taken to enforce such a judgement.

If however, the full amount of the Loss or part of the Loss is not confirmed six months after the receipt of a fully completed Claim Form by the Company, the Company will pay the Insured for the Insured Percentage of Loss subject at all times to the applicable Limits of Liability and terms and conditions of the Policy and the following:

(a)	the debt not being disputed by the Buyer or the Insolvency practitioner, and

(b)
the Insured demonstrating to the Company that it has explored all available avenues to obtain a Confirmation of Debt and unless otherwise instructed by the Company in writing, it is actively pursuing a Confirmation of Debt, and

(c)
Upon receipt and review of the claim form, at the Company’s discretion, a loss adjuster may be appointed to review the validity of the claim in the absence of a Confirmation of Debt. The loss adjuster will report to the Company. The cost of the loss adjuster will be split equally between the Insured and the Company, and be collected by the Company as part of the Premium as detailed in the Policy Schedule.

(d)
The Company will review the loss adjuster’s recommendation. The Company shall advise the Insured of its decision with respect to the liability and amount of the Loss. In the event that the policy covers the loss and the Company agrees to indemnify the Insured, the said indemnity shall be paid to the Insured within 30 days of receipt of the loss adjuster’s recommendation

(e)
Following indemnification, the Insured must continue to pursue Confirmation of Debt. In any event, on a quarterly basis following indemnification, the Insured must report to the Company its progress in obtaining Confirmation of Debt.

(f)
If Confirmation of Debt is not obtained within 360 days of Date of Loss, then the Insured agrees to repay the amount of the indemnification or the overpayment. This repayment will fall due to the Company within 30 days (i.e. 390 days from the Date of Loss).

However, if at any point the Insured notifies the Company that Confirmation of Debt will not be made available, the Company may, at its discretion, accept the following as a valid Confirmation of Debt:

i.	the loss adjuster’s recommendation; or
ii.
documentation from the Insured confirming a valid and legally sustainable debt from the Buyer to  the Insured as evidenced by a negotiable debt instrument (such as a promissory note, draft or bill of exchange) or open account documents (such as written purchase order from the Buyer, invoice and shipping documents or similar);

PW-TC10 (09/06)	© 2006	Page 2 of 3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(g)
If at any point Confirmation of Debt is received and is less than the amount admitted, then unless otherwise agreed by the Company in writing, the Insured will repay the amount the overpayment within 30 days of receiving such notification;

(h)
Where any claim payment made by the Company is reduced due to the lack of a Confirmation of Debt, this does not affect the right of the Insured to obtain indemnity from the Company should a satisfactory Confirmation of Debt subsequently become available.

This endorsement attaches to and forms part of your Policy, which is amended only as set forth herein. It is otherwise subject to the terms and conditions of your Policy.
.

SIGNED FOR AND ON BEHALF OF THE COMPANY

Date: 16 June 2010

__________________________________________________
Authorized Representative

PW-TC10 (09/06)	© 2006	Page 3 of 3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

POLICY SCHEDULE A

Referred to and forming part of Policy Number:  [***]

Insurers (the Company):	ACE American Insurance Company

Name of the Insured:	Arbinet Corporation

Address:	460 Herndon Parkway, Suite 150, Herndon, VA 20170

Registered Number:

Policy Type:	Insolvency & Default (Multi-buyer) (Risks attaching)

Policy Period:	From: 01 June 2010 To: 01 June 2011

Policy Currency:	USD

Goods Insured:	Telecommunication Services

Premium:	USD 273,600

Policy Limit of Liability:	USD [***]

Discretionary Credit Limit:	USD [***]

Credit Limit Validity:	[***]

Country Limits of Liability:	The maximum liability of the Company for all Losses in any one Buyer’s Country is specified in Endorsement A.

Waiting Periods:	Refer to Endorsement A.

Buyers’ Countries:
ALBANIA, ARGENTINA, ARMENIA, AUSTRALIA, AUSTRIA, BAHAMAS, BAHRAIN, BARBADOS, BELGIUM, BELIZE, BERMUDA, BOLIVIA, BRAZIL, BRITISH VIRGIN ISLANDS, BULGARIA, CAMBODIA, CANADA, CHILE, CHINA, CROATIA, CYPRUS, CZECH REPUBLIC, DOMINICA, DOMINICAN REPUBLIC, EL SALVADOR, FINLAND, FRANCE, GERMANY, GHANA, GREECE, GUATEMALA, HONDURAS, HONG KONG, HUNGARY, INDIA, INDONESIA, IRELAND, ISRAEL, ITALY, JAMAICA, JAPAN, JORDAN, KAZAKHSTAN, KENYA, KUWAIT, LATVIA, LEBANON, LITHUANIA, LUXEMBOURG, MALAYSIA, MALTA, MEXICO, MONACO, MOROCCO, NETHERLANDS. NEW ZEALAND, NICARAGUA, NIGERIA, PAKISTAN, PANAMA, PERU, PHILIPPINES, POLAND, PORTUGAL, QATAR, ROMANIA, RUSSIAN FEDERATION, SAINT VINCENT AND THE GRENADINES, SAN MARINO, SAUDI ARABIA, SEYCHELLES, SINGAPORE, SLOVENIA, SOUTH AFRICA, SOUTH KOREA, SPAIN, SRI LANKA, SWEDEN, SWITZERLAND, TAIWAN, THAILAND, TRINIDAD AND TOBAGO, TUNISIA, TURKEY, UKRAINE, UNITED ARAB EMIRATES, UNITED KINGDOM, UNITED STATES OF AMERICA, VENEZUELA, VIETNAM

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

Deductible:	USD [***]

Non Qualifying Loss Amount:	USD [***]

Maximum Terms of Payment:	[***]

Maximum Extension Period:	[***]

Insured Percentage:	Refer to Endorsement A

SIGNED FOR AND ON BEHALF OF THE COMPANY

Date:  17 June 2010

_______________________________________________
ACE American Insurance Company

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

ENDORSEMENT A

This endorsement forms part of policy Number. -	[***]

Issued to. -	Arbinet Corporation

by ACE American Insurance Company

Date of effect. -	01 June 2010

COUNTRY LIMITS OF LIABILITY AND WAITING PERIODS ENDORSEMENT

In consideration of the Premium paid, and subject to all of the Limits of Liability applicable to this Policy, it is hereby understood and agreed that Country Limits and Waiting Periods in respect of Losses due to Transfer Risk, Government Action, War and where applicable, Public Buyer Default, shall be as stated below.

This Endorsement does not affect the Waiting Periods in respect of Insolvency and Default as set out in the Definition 32 of the Policy.

Country Rating	Buyer’s Country	Waiting Period (Days)	Country Limit of Liability	Indemnity %

A	AUSTRALIA	90	USD [***]	90%

A	AUSTRIA	90	USD [***]	90%

A	BELGIUM	90	USD [***]	90%

A	BRITISH VIRGIN ISLANDS	90	USD [***]	90%

A	CANADA	90	USD [***]	90%

A	FINLAND	90	USD [***]	90%

A	FRANCE	90	USD [***]	90%

A	GERMANY	90	USD [***]	90%

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

Country Rating	Buyer’s Country	Waiting Period (Days)	Country Limit of Liability	Indemnity %

A	ITALY	90	USD [***]	90%

A	JAPAN	90	USD [***]	90%

A	LUXEMBOURG	90	USD [***]	90%

A	MONACO	90	USD [***]	90%

A	NETHERLANDS	90	USD [***]	90%

A	NEW ZEALAND	90	USD [***]	90%

A	PORTUGAL	90	USD [***]	90%

A	SINGAPORE	90	USD [***]	90%

A	SPAIN	90	USD [***]	90%

A	SWEDEN	90	USD [***]	90%

A	SWITZERLAND	90	USD [***]	90%

A	UNITED KINGDOM	90	USD [***]	90%

A	UNITED STATES OF AMERICA	90	USD [***]	90%

B	BAHAMAS	90	USD [***]	90%

B	BARBADOS	90	USD [***]	90%

B	BERMUDA	90	USD [***]	90%

B	CHILE	90	USD [***]	90%

B	GREECE	90	USD [***]	90%

B	IRELAND	90	USD [***]	90%

B	MALTA	90	USD [***]	90%

B	SLOVENIA	90	USD [***]	90%

C	BAHRAIN	90	USD [***]	90%

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

Country Rating	Buyer’s Country	Waiting Period (Days)	Country Limit of Liability	Indemnity %

C	BRAZIL	90	USD [***]	90%

C	BULGARIA	90	USD [***]	90%

C	CHINA	90	USD [***]	90%

C	CROATIA	90	USD [***]	90%

C	CYPRUS	90	USD [***]	90%

C	CZECH REPUBLIC	90	USD [***]	90%

C	HONG KONG	90	USD [***]	90%

C	HUNGARY	90	USD [***]	90%

C	INDIA	90	USD [***]	90%

C	ISRAEL	90	USD [***]	90%

C	KUWAIT	90	USD [***]	90%

C	LATVIA	90	USD [***]	90%

C	LITHUANIA	90	USD [***]	90%

C	MALAYSIA	90	USD [***]	90%

C	MEXICO	90	USD [***]	90%

C	MOROCCO	90	USD [***]	90%

C	POLAND	90	USD [***]	90%

C	QATAR	90	USD [***]	90%

C	SAN MARINO	90	USD [***]	90%

C	SOUTH AFRICA	90	USD [***]	90%

C	SOUTH KOREA	90	USD [***]	90%

C	TAIWAN	90	USD [***]	90%

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

Country Rating	Buyer’s Country	Waiting Period (Days)	Country Limit of Liability	Indemnity %

C	TRINIDAD AND TOBAGO	90	USD [***]	90%

C	TUNISIA	90	USD [***]	90%

C	UNITED ARAB EMIRATES	90	USD [***]	90%

D	ARGENTINA	120	USD [***]	90%

D	ARMENIA	120	USD [***]	90%

D	DOMINICA	120	USD [***]	90%

D	EL SALVADOR	120	USD [***]	90%

D	HONDURAS	120	USD [***]	90%

D	INDONESIA	120	USD [***]	90%

D	JAMAICA	120	USD [***]	90%

D	JORDAN	120	USD [***]	90%

D	KAZAKHSTAN	120	USD [***]	90%

D	PANAMA	120	USD [***]	90%

D	PERU	120	USD [***]	90%

D	PHILIPPINES	120	USD [***]	90%

D	ROMANIA	120	USD [***]	90%

D	RUSSIAN FEDERATION	120	USD [***]	90%

D	SAINT VINCENT AND THE GRENADINES	120	USD [***]	90%

D	SAUDI ARABIA	120	USD [***]	90%

D	SRI LANKA	120	USD [***]	90%

D	THAILAND	120	USD [***]	90%

D	TURKEY	120	USD [***]	90%

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACE American Insurance Company

Country Rating	Buyer’s Country	Waiting Period (Days)	Country Limit of Liability	Indemnity %

D	UKRAINE	120	USD [***]	90%

D	VIETNAM	120	USD [***]	90%

E	ALBANIA	120	USD [***]	90%

E	BELIZE	120	USD [***]	90%

E	BOLIVIA	120	USD [***]	90%

E	CAMBODIA	120	USD [***]	90%

E	DOMINICAN REPUBLIC	120	USD [***]	90%

E	GHANA	120	USD [***]	90%

E	GUATEMALA	120	USD [***]	90%

E	KENYA	120	USD [***]	90%

E	LEBANON	120	USD [***]	90%

E	NICARAGUA	120	USD [***]	90%

E	NIGERIA	120	USD [***]	90%

E	PAKISTAN	120	USD [***]	90%

E	SEYCHELLES	120	USD [***]	90%

E	VENEZUELA	120	USD [***]	90%

This Endorsement attaches to and forms part of your Policy. It is subject to the terms and conditions of your Policy.

SIGNED FOR AND ON BEHALF OF THE COMPANY

Date: 01 July 2010

______________________________________________________
ACE American Insurance Company

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.